                                                                  EXHIBIT 99.302

I, Jonathan S. Thomas, certify that:

1.       I have  reviewed  this report on Form N-CSR of American  Century  Asset
         Allocation Portfolios, Inc.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition, results of operations, changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment  Company Act of 1940) and internal control over financial  reporting (as defined in Rule 30a-3(d)
         under the Investment Company Act of 1940) for the registrant and have:

         (a)      Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b)      Designed such internal  control over financial  reporting,  or caused such internal  control over  financial  reporting to be
                  designed  under  our   supervision,   to  provide   reasonable
                  assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

         (c)      Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of a date  within  90 days  prior  to the filing date of this report based on such evaluation; and

         (d)      Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has  materially  affected,  or is  reasonably  likely  to materially  affect,  the  registrant's  internal  control over financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a)      All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b)      Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: March 31, 2009

/s/  Jonathan S. Thomas
------------------------------------
Jonathan S. Thomas
President
(principal executive officer)

I, Robert J. Leach, certify that:

1.       I have  reviewed  this report on Form N-CSR of American  Century  Asset
         Allocation Portfolios, Inc.

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition, results of operations, changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment  Company Act of 1940) and internal control over financial  reporting (as defined in Rule 30a-3(d)
         under the Investment Company Act of 1940) for the registrant and have:

         (a)      Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b)      Designed such internal  control over financial  reporting,  or caused such internal  control over  financial  reporting to be
                  designed  under  our   supervision,   to  provide   reasonable
                  assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

         (c)      Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of a date  within  90 days  prior  to the filing date of this report based on such evaluation; and

         (d)      Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has  materially  affected,  or is  reasonably  likely  to materially  affect,  the  registrant's  internal  control over financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a)      All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b)      Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: March 31, 2009

/s/  Robert J. Leach
------------------------------------
Robert J. Leach
Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)